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______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                 _____________________________________________

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                  May 1, 2001
                                  -----------
                                Date of Report


                           BAXTER INTERNATIONAL INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


         1-4448                                           36-0781620
------------------------                       ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                      60015
----------------------------------------                     -----
(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (847) 948-2000



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Item 5. Other Events.

        On May 1, 2001, at the Baxter International Inc. ("Baxter") annual stockholders meeting, Baxter's shareholders approved an amendment to Baxter's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 350,000,000 to one billion (the "Amendment"). Subsequently, the Amendment was filed with the Secretary of State of Delaware.

        The increase in the authorized shares of common stock enables Baxter to proceed with the 2-for-1 stock split that was previously announced on February 27, 2001. The stock split will be in the form of a stock distribution and additional shares of Common Stock will be distributed beginning on May 30, 2001 to stockholders of record as of the close of business on May 9, 2001.



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BAXTER INTERNATIONAL INC.
                                       -------------------------
                                             (Registrant)



                                       By: /s/ Jan Stern Reed
                                          -------------------
                                       Jan Stern Reed
                                       Corporate Secretary



Date:  May 1, 2001

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